7. Income Taxes	1 Months Ended
Feb. 28, 2014
Notes
7. Income Taxes

7. INCOME TAXES

From the Company’s inception (January 22, 2014) through the period ended February 28, 2014, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  As of February 28, 2014, the Company had approximately $1,040 of federal and state operating losses. The net operating loss carry forwards, if not utilized, will begin to expire in 2031.

The components of the Company’s deferred tax asset are as follows:

February 28, 2014
Deferred tax assets:
Net operating loss carry forwards	364
Valuation allowance	(364)
Total deferred tax assets	$ -

The valuation allowance for deferred tax assets as of February 28, 2014 was $364. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of February 28, 2014, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at February 28:

2014

Federal statutory tax rate	(35.0)%
Permanent difference and other	35.0%